UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2014

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

On November 26, 2014, the Federal Home Loan Bank of New York ("FHLBNY") announced that:

1. Mr. Kevin Cummings, President and Chief Executive Officer, Investors Bank, Short Hills, NJ, and Mr. Christopher Martin, Chairman, President and Chief Executive Officer, The Provident Bank, Iselin, NJ, were both elected by the FHLBNY’s eligible New Jersey members on November 24, 2014 to serve as Member Directors on the FHLBNY’s Board of Directors ("Board") representing FHLBNY members in New Jersey for terms of four years each commencing on January 1, 2015;

2. Mr. David J. Nasca, President and CEO, Evans Bank, N.A., Hamburg, NY, was elected by the FHLBNY’s eligible New York members on November 24, 2014 to serve on the FHLBNY’s Board as a Member Director representing FHLBNY members in New York for a four year term commencing on January 1, 2015; and

3. Ms. Anne Evans Estabrook, Owner and Chief Executive Officer of Elberon Development Co., Cranford, NJ, and Mr. Richard S. Mroz, President of the New Jersey Board of Public Utilities, Trenton, NJ, were both elected by eligible members throughout the FHLBNY’s membership district (i.e., New Jersey, New York, Puerto Rico & the U.S. Virgin Islands) on November 24, 2014 to serve as Independent Directors on the Board commencing on January 1, 2015 for terms of four years each (in this regard, Ms. Estabrook will serve on the Board as a Public Interest Independent Director, part of a subset of Independent Directors) (Mr. Cummings, Mr. Martin, Mr. Nasca, Ms. Estabrook and Ms. Mroz, collectively, the "Elected Directors").

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election of the Elected Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Home Loan Bank Act and in the related regulations of the Federal Housing Finance Agency ("FHFA"), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the Elected Directors has been named to serve on any committee of the Board for 2015; further, whether the Elected Directors are expected to be named to serve on any committee of the Board for 2015 has not yet been determined. (Mr. Cummings, Ms. Estabrook and Mr. Mroz currently serve on the Board; their terms expire on December 31, 2014. Mr. Cummings currently serves on the Board’s Audit, Corporate Governance and Housing Committees. Ms. Estabrook currently serves on the Board’s Executive, Corporate Governance and Housing Committees. Mr. Mroz currently serves as the Chair of the Board’s Government and Congressional Affairs Committee, and also serves on the Board’s Executive and Corporate Governance Committees.)

Compensation of the Elected Directors (and of all other Directors) will be in accordance with a 2015 Director Compensation Plan ("Compensation Plan") which was approved by the Board on November 20th, 2014. With respect to Director fee opportunities: (i) the maximum fee opportunity for 2015 for the Chair of the Board shall be $105,000; (ii) the maximum fee opportunity for 2015 for the Vice Chair of the Board shall be $90,000; (iii) the maximum fee opportunity for 2015 for a Director serving as a Committee Chair shall be $90,000; however, such Director shall not receive any additional fee opportunity if he or she serves as Chair of more than one Committee, and, in addition, the Board Chair and Board Vice Chair shall not receive any additional fee opportunity for serving as a Chair of one or more Board Committees; and (iv) the maximum fee opportunity for 2015 for Directors other than the Chair, the Vice Chair, and the Committee Chairs shall be $80,000. In accordance with FHFA regulations, a copy of the Compensation Plan has been submitted to the FHFA.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the two open Member Directorships representing New Jersey members, 119 FHLBNY members in New Jersey were eligible to vote. Of this number, 85 members voted, representing 71.43% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open New Jersey Member Directorships was 3,162,046. Mr. Cummings received 2,602,366 votes and Mr. Martin received 2,577,599 votes.

In addition to Mr. Cummings and Mr. Martin, Mr. Issa E. Stephan, President and CEO, First Financial Credit Union, Wall, NJ, was on the ballot; he received 59,705 votes.

With regard to the election held to fill the open Member Directorship representing New York members, 206 FHLBNY members in New York were eligible to vote. Of this number, 100 members voted, representing 48.54% of total eligible voting participants. The total number of eligible votes that could be cast for the open New York State Member Directorship was 7,563,204. Mr. Nasca received 1,393,371 votes.

In addition to Mr. Nasca, the following persons were on the ballot: Mr. Kevin M. O’Connor, President and Chief Executive Officer of The Bridgehampton National Bank, Bridgehampton, NY, who received 1,355,925 votes; and Mr. Anthony Milone, Chairman, President and CEO, Cross County Savings Bank, Middle Village, NY, who received 1,129,941 votes.

With regard to the election held to fill two open Independent Director seats, 333 FHLBNY members were eligible to vote. Of this number, 188 members voted, representing 56.46% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 11,787,103. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

• Ms. Estabrook received 6,201,919 votes, representing 52.62% of the total number of eligible votes.

• Mr. Mroz received 6,033,026 votes, representing 51.18% of the total number of eligible votes.

Item 8.01 Other Events.

On November 26, 2014, the FHLBNY issued a 2014 Director Election Report to FHLBNY security holders announcing New Jersey and New York Member Director and districtwide Independent Director election results. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 2014 Director Election Report to FHLBNY security holders announcing New Jersey and New York Member Director and districtwide Independent Director election results, dated November 26, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

November 26, 2014	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	2014 Director Election Report to FHLBNY security holders announcing New Jersey and New York Member Director and districtwide Independent Director election results, dated November 26, 2014.